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                                                                   EXHIBIT 10.44

                          AMENDMENT TO COMMERCIAL LEASE

THIS AMENDMENT is made and entered into as of April , 2003, by and between The Chang Family Trust ("Lessor") and Applied Biotech, Inc. ("Lessee").

                                    RECITALS

Lessor and Lessee entered into that certain Commercial Lease dated August 1, 1998 (the "Lease"), relating to the lease of premises located at 10237 Flanders Court, San Diego, California (the "Premises").

Lessor and Lessee wish to amend certain provisions of the Lease as provided below. All capitalized terms shall have the meaning given to them in the Lease, unless otherwise defined in this Amendment to Commercial Lease

                                    AGREEMENT

For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. Term of Lease. Paragraph 1 of the Lease is hereby amended to provide that the Term of the Lease is extended to November 30, 2004. All references in the Lease to the "Term" shall mean the period from August 1, 1998 to and including November 30, 2004.

     2. Option to Extend Term. Paragraph 2 of the Lease is hereby amended to provide that the first extended term shall commence on December 1, 2004 and the second extended term shall commence on December 1, 2009. To exercise the Option for the first extension the Lessee must give Lessor notice in writing at least sixty (60) days prior to December 1, 2004. To exercise the Option for the first extension the Lessee must give Lessor notice in writing at least sixty (60) days prior to December 1, 2009.

     3. Full Force and Effect. Except as amended above, the Lease remains in full force and effect.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed this Amendment to Lease Agreement as of the day and year first above written.

                            LESSOR:   The Chang Family Trust

                                      By:  /s/ Illegible
                                           ----------------------------
                                      Its:
                                           ----------------------------
                            LESSEE:   Applied Biotech, Inc.

                                      By:  /s/ Jeffrey A. Konecke
                                           ----------------------------
                                      Its: President
                                           ----------------------------